Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Operating Results for Discontinued Operations

The operating results for the discontinued operations were as follows (in thousands):

	Years ended December 31,
	2010	2011	2012
	(in thousands)
Revenue	$11,738	$8,000	$5,512
Income (loss) before provision for income taxes	759	306	(947)
Income tax expense (benefit)	287	102	(9)

Income (loss) from discontinued operations, net of tax	$472	$204	$(938)